Exhibit 99.1

Intercontinental Exchange Reports Strong Third Quarter 2025

•	3Q25 net revenues of $2.4 billion, +3% y/y

Jeffrey C. Sprecher,

ICE Chair & Chief Executive Officer, said,

"We are pleased to report our third quarter results, which extend our track record of revenue and earnings per share growth. Our customers continue to rely on our mission-critical data and technology to manage risk and drive efficiency in a dynamic macroeconomic environment. In early October, we also announced a strategic investment in Polymarket, a leading prediction market platform, expanding our footprint into decentralized prediction markets, which is aligned with our commitment to providing innovation and data-driven insights to our customers. As we look to the balance of the year and beyond, our focus remains on leveraging our world-class technology, innovative culture, and operating expertise to better serve our customers and create value for our stockholders."

•	3Q25 GAAP diluted earnings per share (EPS) of $1.42, +25% y/y

•	3Q25 adj. diluted EPS of $1.71, +10% y/y

•	3Q25 operating income of $1.2 billion, +6% y/y; adj. operating income of $1.4 billion, +3% y/y

•	3Q25 operating margin of 49%; adj. operating margin of 59%

•	Through September 30, 2025, returned over $1.7 billion to stockholders, including $894 million in share repurchases

ATLANTA & NEW YORK, October 30, 2025 - Intercontinental Exchange (NYSE: ICE), a leading global provider of technology and data, today reported financial results for the third quarter of 2025. For the quarter ended September 30, 2025, consolidated net income attributable to ICE was $816 million on $2.4 billion of consolidated revenues, less transaction-based expenses. Third quarter GAAP diluted EPS were $1.42. Adjusted net income attributable to ICE was $980 million in the third quarter and adjusted diluted EPS were $1.71. Please refer to the reconciliation of non-GAAP financial measures included in this press release for more information on our adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted EPS and adjusted free cash flow.

Warren Gardiner, ICE Chief Financial Officer, added: "During 2025, we've generated record revenues and operating income. This performance enabled us to return over $1.7 billion to stockholders, while also continuing to invest in strategic growth initiatives. As we look to the balance of 2025 and towards another successful year in 2026, we remain focused on extending our track record of innovation and execution."

Third Quarter 2025 Business Highlights

Third quarter consolidated net revenues were $2.4 billion including exchange net revenues of $1.3 billion, fixed income and data services revenues of $618 million and mortgage technology revenues of $528 million. Consolidated operating expenses were $1.2 billion for the third quarter of 2025. On an adjusted basis, consolidated operating expenses were $981 million. Consolidated operating income for the third quarter was $1.2 billion, and the operating margin was 49%. On an adjusted basis, consolidated operating income for the third quarter was $1.4 billion, and the adjusted operating margin was 59%.

$ (in millions)	Net Revenues	Op Margin	Adj Op Margin
	3Q25
Exchanges	$1,265	72%	73%
Fixed Income and Data Services	$618	39%	45%
Mortgage Technology	$528	4%	42%
Consolidated	$2,411	49%	59%

	3Q25	3Q24	% Chg
Recurring Revenues	$1,275	$1,212	5%
Transaction Revenues, net	$1,136	$1,137	—%

Exchanges Segment Results

Third quarter exchange net revenues were $1.3 billion. Exchange operating expenses were $357 million, and adjusted operating expenses were $341 million in the third quarter. Segment operating income for the third quarter was $908 million, and the operating margin was 72%. On an adjusted basis, operating income was $924 million, and the adjusted operating margin was 73%.

$ (in millions)	3Q25	3Q24	% Chg	Const Curr(1)
Revenues, net:
Energy	$482	$473	2%	—%
Ags and Metals	51	60	(13)%	(13)%
Financials(2)	139	141	(2)%	(4)%
Cash Equities and Equity Options, net	105	107	(2)%	(2)%
OTC and Other(3)	99	109	(10)%	(11)%
Data and Connectivity Services	264	242	9%	9%
Listings	125	122	2%	2%
Segment Revenues	$1,265	$1,254	1%	—%

Recurring Revenues	$389	$364	7%	7%
Transaction Revenues, net	$876	$890	(1)%	(3)%

(1) Net revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q24, 1.3007 and 1.0991, respectively.

(2) Financials include interest rates and other financial futures and options.

(3) OTC & Other includes net interest income and fees on certain clearing margin deposits, regulatory penalties and fines, fees for use of our facilities, regulatory fees charged to member organizations of our U.S. securities exchanges, designated market maker service fees, exchange member fees, and agriculture grading and certification fees.

Fixed Income and Data Services Segment Results

Third quarter fixed income and data services revenues were $618 million. Fixed income and data services operating expenses were $374 million, and adjusted operating expenses were $336 million in the third quarter. Segment operating income for the third quarter was $244 million, and the operating margin was 39%. On an adjusted basis, operating income was $282 million, and the adjusted operating margin was 45%.

$ (in millions)	3Q25	3Q24	% Chg	Const Curr(1)
Revenues:
Fixed Income Execution	$33	$28	15%	15%
CDS Clearing	90	97	(7)%	(7)%
Fixed Income Data and Analytics	311	295	5%	5%
Data and Network Technology	184	166	11%	10%
Segment Revenues	$618	$586	5%	5%

Recurring Revenues	$495	$461	7%	7%
Transaction Revenues	$123	$125	(2)%	(2)%

(1) Revenues in constant currency are calculated holding both the pound sterling and euro at the average exchange rate from 3Q24, 1.3007 and 1.0991, respectively.

Mortgage Technology Segment Results

Third quarter mortgage technology revenues were $528 million. Mortgage technology operating expenses were $506 million, and adjusted operating expenses were $304 million in the third quarter. Segment operating income for the third quarter was $22 million, and the operating margin was 4%. On an adjusted basis, operating income was $224 million, and the adjusted operating margin was 42%.

$ (in millions)	3Q25	3Q24	% Chg
Revenues:
Origination Technology	$188	$182	3%
Closing Solutions	58	54	8%
Servicing Software	216	209	3%
Data and Analytics	66	64	4%
Segment Revenues	$528	$509	4%

Recurring Revenues	$391	$387	1%
Transaction Revenues	$137	$122	12%

Other Matters

•	Operating cash flow through the third quarter of 2025 was $3.4 billion and adjusted free cash flow was $3.2 billion.

•	Unrestricted cash was $850 million and outstanding debt was $19.0 billion as of September 30, 2025.

•	Through the third quarter of 2025, ICE repurchased $894 million of its common stock and paid $831 million in dividends.

Updated Financial Guidance

	GAAP	Non-GAAP
2025 Fixed Income & Data Services Recurring Revenue (% growth)	5% - 6%
2025 Operating Expenses	$4.990 - $5.000 billion	$3.933 - $3.943 billion(1)
4Q25 Operating Expenses	$1.255 - $1.265 billion	$1.005 - $1.015 billion(1)
4Q25 Non-Operating Expense(2)	$180 - $185 million
2025 Effective Tax Rate(3)	23% - 25%
4Q25 Weighted Average Shares Outstanding	569 - 575 million

(1) FY 2025 non-GAAP operating expenses exclude amortization of acquisition-related intangibles, a regulatory matter accrual and Black Knight integration expenses. 4Q 2025 non-GAAP operating expenses exclude amortization of acquisition-related intangibles and Black Knight integration expenses.

(2) Non-operating expense includes interest income, interest expense and net other income/expense. Non-GAAP non-operating expense excludes equity earnings/losses from unconsolidated investees.

(3) This represents 2025 full year guidance for both the GAAP and non-GAAP effective tax rates but note that the GAAP effective tax rate is more susceptible to diverging from this guidance based on items outside the normal course of business that are adjusted for to derive our non-GAAP results. Such items can be unknown, unpredictable or uncertain, requiring unreasonable efforts to determine with any precision and which could potentially be confusing or misleading.

Earnings Conference Call Information

ICE will hold a conference call today, October 30, 2025, at 8:30 a.m. ET to review its third quarter 2025 financial results. A live audio webcast of the earnings call will be available on the company's website at www.ice.com in the investor relations section. Participants may also listen via telephone by dialing 833-470-1428 from the United States or 404-975-4839 from outside of the United States. Telephone participants are required to provide the participant entry number 835499 and are recommended to call 10 minutes prior to the start of the call. The call will be archived on the company's website for replay.

The conference call for the fourth quarter 2025 earnings has been scheduled for February 5th, 2025 at 8:30 a.m. ET. Please refer to the Investor Relations website at www.ir.theice.com for additional information.

Historical futures, options and cash ADV, rate per contract, open interest data and CDS cleared information can be found at: https://ir.theice.com/investor-resources/supplemental-information/default.aspx

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Nine Months Ended September 30,		Three Months Ended September 30,
	2025	2024	2025	2024
Revenues:
Exchanges	$6,118	$5,498	$1,861	$1,938
Fixed income and data services	1,811	1,719	618	586
Mortgage technology	1,569	1,514	528	509
Total revenues	9,498	8,731	3,007	3,033
Transaction-based expenses:
Section 31 fees	412	437	—	232
Cash liquidity payments, routing and clearing	1,659	1,338	596	452
Total revenues, less transaction-based expenses	7,427	6,956	2,411	2,349

Operating expenses:
Compensation and benefits	1,463	1,422	483	487
Professional services	120	114	39	40
Acquisition-related transaction and integration costs	51	88	9	37
Technology and communication	647	631	219	212
Rent and occupancy	64	89	23	30
Selling, general and administrative	219	232	77	54
Depreciation and amortization	1,171	1,148	387	386
Total operating expenses	3,735	3,724	1,237	1,246
Operating income	3,692	3,232	1,174	1,103
Other income/(expense):
Interest income	92	105	28	39
Interest expense	(599)	(697)	(192)	(223)
Other income/(expense), net	95	83	71	(21)
Total other income/(expense), net	(412)	(509)	(93)	(205)
Income before income tax expense	3,280	2,723	1,081	898
Income tax expense	772	630	250	227
Net income	$2,508	$2,093	$831	$671
Net income attributable to non-controlling interests	(44)	(37)	(15)	(14)
Net income attributable to Intercontinental Exchange, Inc.	$2,464	$2,056	$816	$657

Earnings per share attributable to Intercontinental Exchange, Inc. common stockholders:
Basic	$4.30	$3.59	$1.43	$1.15
Diluted	$4.28	$3.57	$1.42	$1.14
Weighted average common shares outstanding:
Basic	573	573	572	574
Diluted	576	576	574	577

Consolidated Balance Sheets

(In millions)

	As of
	September 30, 2025	As of
	(Unaudited)	December 31, 2024
Assets:
Current assets:
Cash and cash equivalents	$850	$844
Short-term restricted cash and cash equivalents	1,123	1,142
Short-term restricted investments	247	594
Cash and cash equivalent margin deposits and guaranty funds	83,607	82,149
Invested deposits, delivery contracts receivable and unsettled variation margin	2,636	2,163
Customer accounts receivable, net	1,543	1,490
Prepaid expenses and other current assets	840	713
Total current assets	90,846	89,095
Property and equipment, net	2,413	2,153
Other non-current assets:
Goodwill	30,643	30,595
Other intangible assets, net	15,589	16,306
Long-term restricted cash and cash equivalents	241	368
Long-term restricted investments	129	2
Other non-current assets	1,040	909
Total other non-current assets	47,642	48,180
Total assets	$140,901	$139,428
Liabilities and Equity:
Current liabilities:
Accounts payable and accrued liabilities	$1,042	$1,051
Section 31 fees payable	—	316
Accrued salaries and benefits	342	438
Deferred revenue	361	236
Short-term debt	1,667	3,027
Margin deposits and guaranty funds	83,607	82,149
Invested deposits, delivery contracts payable and unsettled variation margin	2,636	2,163
Other current liabilities	125	173
Total current liabilities	89,780	89,553
Non-current liabilities:
Non-current deferred tax liability, net	4,000	3,904
Long-term debt	17,366	17,341
Accrued employee benefits	167	170
Non-current operating lease liability	476	335
Other non-current liabilities	403	405
Total non-current liabilities	22,412	22,155
Total liabilities	112,192	111,708
Commitments and contingencies
Redeemable non-controlling interest in consolidated subsidiaries	22	22
Equity:
Intercontinental Exchange, Inc. stockholders’ equity:
Common stock	7	7
Treasury stock, at cost	(7,388)	(6,385)
Additional paid-in capital	16,568	16,292
Retained earnings	19,704	18,071
Accumulated other comprehensive loss	(247)	(338)
Total Intercontinental Exchange, Inc. stockholders’ equity	28,644	27,647
Non-controlling interest in consolidated subsidiaries	43	51
Total equity	28,687	27,698
Total liabilities and equity	$140,901	$139,428

Non-GAAP Financial Measures and Reconciliation

We use non-GAAP measures internally to evaluate our performance and in making financial and operational decisions. When viewed in conjunction with our GAAP results and the accompanying reconciliation, we believe that our presentation of these measures provides investors with greater transparency and a greater understanding of factors affecting our financial condition and results of operations than GAAP measures alone. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparison of results because the items described below as adjustments to GAAP are not reflective of our core business performance. These financial measures are not in accordance with, or an alternative to, GAAP financial measures and may be different from non-GAAP measures used by other companies. We use these adjusted results because we believe they more clearly highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our core operating performance. We strongly recommend that investors review the GAAP financial measures and additional non-GAAP information included in our Quarterly Report on Form 10-Q, including our consolidated financial statements and the notes thereto.

Adjusted operating expenses, adjusted operating income, adjusted operating margin, adjusted net income attributable to ICE common stockholders, adjusted diluted earnings per share and adjusted free cash flow for the periods presented below are calculated by adding or subtracting the adjustments described below, which are not reflective of our cash operations and core business performance, and their related income tax effect and other tax adjustments (in millions, except for per share amounts):

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Nine Months Ended September 30,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$4,047	$3,723	$1,811	$1,719	$1,569	$1,514	$7,427	$6,956
Operating expenses	1,064	989	1,108	1,087	1,563	1,648	3,735	3,724
Less: Amortization of acquisition-related intangibles	48	51	113	114	594	593	755	758
Less: Transaction and integration costs	—	—	—	—	48	88	48	88
Less: Regulatory matter	4	—	—	10	—	—	4	10
Less: Other	—	11	—	20	—	—	—	31
Adjusted operating expenses	$1,012	$927	$995	$943	$921	$967	$2,928	$2,837
Operating income/(loss)	$2,983	$2,734	$703	$632	$6	$(134)	$3,692	$3,232
Adjusted operating income	$3,035	$2,796	$816	$776	$648	$547	$4,499	$4,119
Operating margin	74%	73%	39%	37%	—%	(9)%	50%	46%
Adjusted operating margin	75%	75%	45%	45%	41%	36%	61%	59%

Adjusted Operating Income, Operating Margin and Operating Expense Reconciliation

(In millions)

(Unaudited)

	Exchanges Segment		Fixed Income and Data Services Segment		Mortgage Technology Segment		Consolidated
	Three Months Ended September 30,
	2025	2024	2025	2024	2025	2024	2025	2024
Total revenues, less transaction-based expenses	$1,265	$1,254	$618	$586	$528	$509	$2,411	$2,349
Operating expenses	357	307	374	376	506	563	1,237	1,246
Less: Amortization of acquisition-related intangibles	16	17	38	37	195	198	249	252
Less: Transaction and integration costs	—	—	—	—	7	37	7	37
Less: Regulatory matter	—	—	—	10	—	—	—	10
(Add)/Less: Other	—	(19)	—	6	—	—	—	(13)
Adjusted operating expenses	$341	$309	$336	$323	$304	$328	$981	$960
Operating income/(loss)	$908	$947	$244	$210	$22	$(54)	$1,174	$1,103
Adjusted operating income	$924	$945	$282	$263	$224	$181	$1,430	$1,389
Operating margin	72%	76%	39%	36%	4%	(11)%	49%	47%
Adjusted operating margin	73%	75%	45%	45%	42%	35%	59%	59%

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Net income attributable to ICE	$2,464	$2,056
Add: Amortization of acquisition-related intangibles	755	758
Add: Transaction and integration costs	48	88
Add/(less): Litigation and regulatory matters	4	(150)
(Less)/add: Net (income)/loss from unconsolidated investees	(75)	63
(Less)/add: Fair value adjustments of equity investments	(35)	1
Add: Other	—	31
Less: Income tax effect for the above items	(180)	(199)
Add/(less): Deferred tax adjustments on acquisition-related intangibles	45	(26)
Less: Other tax adjustments	(8)	—
Adjusted net income attributable to ICE	$3,018	$2,622

Diluted earnings per share attributable to ICE common stockholders	$4.28	$3.57

Adjusted diluted earnings per share attributable to ICE common stockholders	$5.24	$4.55

Diluted weighted average common shares outstanding	576	576

Adjusted Net Income Attributable to ICE and Diluted EPS

(In millions)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended September 30, 2024
Net income attributable to ICE	$816	$657
Add: Amortization of acquisition-related intangibles	249	252
Add: Transaction and integration costs	7	37
Add: Regulatory matter	—	10
(Less)/add: Net (income)/loss from unconsolidated investees	(40)	18
Less: Fair value adjustments of equity investments	(33)	(2)
Less: Other	—	(13)
Less: Income tax effect for the above items	(50)	(74)
Add: Deferred tax adjustments on acquisition-related intangibles	39	9
Less: Other tax adjustments	(8)	—
Adjusted net income attributable to ICE	$980	$894

Diluted earnings per share attributable to ICE common stockholders	$1.42	$1.14

Adjusted diluted earnings per share attributable to ICE common stockholders	$1.71	$1.55

Diluted weighted average common shares outstanding	574	577

Adjusted Free Cash Flow Calculation

(In millions)

(Unaudited)

	Nine Months Ended September 30, 2025	Nine Months Ended September 30, 2024
Net cash provided by operating activities	$3,387	$3,103
Less: Capital expenditures	(207)	(212)
Less: Capitalized software development costs	(318)	(264)
Free cash flow	$2,862	$2,627
Add: Section 31 fees, net	316	4
Adjusted free cash flow	$3,178	$2,631

About Intercontinental Exchange

Intercontinental Exchange, Inc. (NYSE: ICE) is a Fortune 500 company that designs, builds and operates digital networks that connect people to opportunity. We provide financial technology and data services across major asset classes helping our customers access mission-critical workflow tools that increase transparency and efficiency. ICE’s futures, equity, and options exchanges – including the New York Stock Exchange – and clearing houses help people invest, raise capital and manage risk. We offer some of the world’s largest markets to trade and clear energy and environmental products. Our fixed income, data services and execution capabilities provide information, analytics and platforms that help our customers streamline processes and capitalize on opportunities. At ICE Mortgage Technology, we are transforming U.S. housing finance, from initial consumer engagement through loan production, closing, registration and the long-term servicing relationship. Together, ICE transforms, streamlines and automates industries to connect our customers to opportunity.

Trademarks of ICE and/or its affiliates include Intercontinental Exchange, ICE, ICE block design, NYSE and New York Stock Exchange. Information regarding additional trademarks and intellectual property rights of Intercontinental Exchange, Inc. and/or its affiliates is located at https://www.ice.com/privacy-security-center/terms-of-use. Key Information Documents for certain products covered by the EU Packaged Retail and Insurance-based Investment Products Regulation can be accessed on the relevant exchange website under the heading “Key Information Documents (KIDS).”

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 - Statements in this press release regarding ICE's business that are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 6, 2025. We caution you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SOURCE: Intercontinental Exchange

Category: Corporate

ICE Investor Relations Contact:

Katia Gonzalez

+1 678 981 3882

katia.gonzalez@ice.com

investors@ice.com

ICE Media Contact:

Rebecca Mitchell

+44 207 065 7804

rebecca.mitchell@ice.com

media@ice.com